UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2016
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 587-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On September 26, 2016, The Hain Celestial Group, Inc. (the “Company”) issued a press release announcing that it had entered into a Limited Waiver and Extension (the “Waiver”) to the Second Amended and Restated Credit Agreement, dated December 12, 2014 (the “Credit Agreement”), by and among the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America Merrill Lynch International Limited, as Global Swingline Lender, Wells Fargo Bank, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., Citizens Bank, N.A. and Farm Credit East, ACA, as Documentation Agents, and the other lenders party thereto (the “Required Lenders”).

The Waiver provides that the Required Lenders waive compliance with the affirmative covenants set forth in the Credit Agreement regarding timely delivery of the Company’s financial statements, projections and other related documentation (collectively, the “Financial Deliverables”) to the Administrative Agent, until December 27, 2016. Failure by the Company to deliver the Financial Deliverables to the Administrative Agent on or prior to December 27, 2016 shall constitute an immediate event of default under the Credit Agreement.

The foregoing description of the Waiver is not complete and is qualified in its entirety by the terms and provisions of the Waiver, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

A copy of the press release described above is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1
Limited Waiver and Extension, dated September 23, 2016, to the Second Amended and Restated Credit Agreement, dated as of December 12, 2014, by and among The Hain Celestial Group, Inc., Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America Merrill Lynch International Limited, as Global Swingline Lender, Wells Fargo Bank, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., Citizens Bank, N.A. and Farm Credit East, ACA, as Documentation Agents, and the other lenders party thereto.

99.1	Press Release of The Hain Celestial Group, Inc. dated September 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2016

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ Pasquale Conte
Name:	Pasquale Conte
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Limited Waiver and Extension, dated September 23, 2016, to the Second Amended and Restated Credit Agreement, dated as of December 12, 2014, by and among The Hain Celestial Group, Inc., Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America Merrill Lynch International Limited, as Global Swingline Lender, Wells Fargo Bank, N.A., as Syndication Agent, JPMorgan Chase Bank, N.A., Citizens Bank, N.A. and Farm Credit East, ACA, as Documentation Agents, and the other lenders party thereto.

99.1	Press Release of The Hain Celestial Group, Inc. dated September 26, 2016.